UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 8, 2013, Trinity Acquisition plc, a company organized under the laws of England and Wales (the “Issuer”), priced an offering of $250 million aggregate principal amount of the Issuer’s 4.625% Senior Notes due 2023 (the “2023 Notes”) and $275 million aggregate principal amount of the Issuer’s 6.125% Senior Notes due 2043 (the “2043 Notes” and together with the 2023 Notes, the “Notes”). The Notes will be fully and unconditionally guaranteed by Willis Group Holdings Public Limited Company, an Irish public limited company and parent company of the Issuer (the “Parent”), Willis Netherlands Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands, Willis North America Inc., a Delaware corporation, and Willis Investment Holdings UK Limited, TA I Limited and Willis Group Limited, each a company organized under the laws of England and Wales (collectively, the “Guarantors”). The Issuer and the Guarantors entered into an underwriting agreement, dated August 8, 2013, (the “Underwriting Agreement”), with Barclays Capital Inc. and Morgan Stanley & Co. LLC, as the representatives of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale of the Notes and the related guarantees.

Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Issuer agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Issuer sold the 2023 Notes and the 2043 Notes to the Underwriters at issue prices of 98.789% and 98.730% of the principal amount thereof, respectively, and the Underwriters offered the Notes to the public at 99.439% and 99.605% of the principal amount thereof, respectively.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto. The Underwriting Agreement is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 8, 2013, among Trinity Acquisition plc, as issuer, the guarantors named therein and Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2013	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam L. Rosman
	Name:	Adam L. Rosman
	Title:	Group General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 8, 2013, among Trinity Acquisition plc, as issuer, the guarantors named therein and Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.